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                                                                 EXHIBIT 10.26

                     [PHOENIX GROWTH CAPITAL CORP. LETTERHEAD]


September 27, 1999


Mr. Peter Kies
Newgen Results Corporation
12680 High Bluff Drive
Suite 300
San Diego, CA 92130

Dear Peter:

We are pleased to renew and extend our equipment finance commitment. The commitment renewal is for $644,295. All terms and conditions of the Master Equipment Lease Agreement remain in effect except the following:

1. Commitment period extended to December 31, 1999.

2. First and last month's rent is due and shall be payable in advance at each funding.

This letter does not amend Schedules which have already been funded.

If you are in agreement with the aforementioned extension, please have a person authorized to sign on behalf of your company sign and date this amendment letter and return it to my attention at Phoenix Growth Capital, 2401 Kerner Blvd, San Rafael, CA 94901. Upon receipt of the original of this letter, we shall proceed with your new equipment financing requirements.

PHOENIX LEASING INCORPORATED:               NEWGEN RESULTS
                                            CORPORATION:

By:    /s/ Thomas K. Morrison                By:    /s/ Peter Kies
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Title: VP                                    Title: V.P. Finance & Accounting
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Date:  9/27/99                               Date:  9/30/99
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